Sub-Item C: Matters submitted to a
vote of security holders

The following proposals were addressed
and approved at a special meeting of
shareholders held on July 16, 2002.

1. Proposal to elect the individuals
listed in the following two tables
as directors.


Fund
Winifred E. Coleman
Dr. Robert M. Gavin
Duane E. Hill
William A. O'Neill
Phillip O. Peterson

Hartford Small Company HLS Fund
For
599,830,408
599,332,981
599,673,432
596,477,904
599,760,386

Withheld
25,576,315
26,073,742
25,733,291
28,928,819
25,646,337

Hartford MidCap HLS Fund
For
854,886,034
853,521,273
853,686,350
850,491,427
853,808,690

Withheld
30,288,240
31,653,001
31,487,924
34,682,847
31,365,584

Hartford Capital Appreciation HLS Fund
For
2,223,836,613
2,226,768,337
2,227,388,892
2,220,369,590
2,228,078,789

Withheld
83,724,572
80,792,848
80,172,293
87,191,595
79,482,396

Hartford International Opportunities HLS Fund
For
930,558,249
931,490,064
930,905,106
929,447,403
932,022,740

Withheld
31,131,618
30,199,803
30,784,761
32,242,464
29,667,127

Hartford Stock HLS Fund
For
1,608,832,795
1,610,997,826
1,610,538,509
1,607,152,444
1,611,305,747

Withheld
57,352,848
55,187,817
55,647,133
59,033,199
54,879,896

Hartford Index HLS Fund
For
699,476,842
700,421,767
700,024,556
698,417,806
700,834,475

Withheld
31,360,785
30,415,860
30,813,071
32,419,821
30,003,152

Hartford Dividend and Growth HLS Fund
For
1,817,535,650
1,818,312,011
1,818,126,123
1,812,142,341
1,819,098,592

Withheld
60,337,628
59,561,266
59,747,154
65,730,936
58,774,685

Hartford Global Advisers HLS Fund
For
323,865,122
324,056,242
324,347,229
322,898,478
324,498,452

Withheld
8,916,375
8,725,255
8,434,268
9,883,019
8,283,045

Hartford Advisers HLS Fund

For
5,273,413,334
5,278,551,818
5,278,161,555
5,267,615,753
5,280,554,600

Withheld
172,354,129
167,215,646
167,605,908
178,151,711
165,212,864

Hartford Bond HLS Fund
For
1,523,595,322
1,526,289,821
1,526,733,427
1,521,864,499
1,527,149,644

Withheld
64,669,175
61,974,675
61,531,069
66,399,998
61,114,852

Hartford Mortgage Securities HLS Fund
For
385,203,086
385,213,253
385,167,016
384,657,588
385,301,033

Withheld
32,999,438
32,989,270
33,035,507
33,544,936
32,901,491

Hartford Money Market HLS Fund
For
1,919,859,527
1,925,919,664
1,923,538,505
1,921,233,261
1,924,161,061

Withheld
113,222,920
107,162,783
109,543,942
111,849,185
108,921,386

Hartford Series Fund, Inc.
For
2,214,580,239
2,215,283,454
2,216,529,874
2,208,371,170
2,216,502,388

Withheld
80,682,350
79,979,136
78,732,715
86,891,419
78,760,201



Fund
Millard H. Pryor, Jr.
Lowndes A. Smith
John K. Springer
David M. Znamierowski

Hartford Small Company HLS Fund
For
599,113,137
599,857,712
597,378,545
599,618,623

Withheld
26,293,586
25,549,011
28,028,178
25,788,100

Hartford MidCap HLS Fund
For
852,834,985
853,232,132
851,906,313
853,681,323

Withheld
32,339,289
31,942,142
33,267,961
31,492,951

Hartford Capital Appreciation HLS Fund
For
2,223,990,434
2,227,938,451
2,223,222,682
2,226,760,941

Withheld
83,570,751
79,622,734
84,338,503
80,800,244

Hartford International Opportunities HLS Fund
For
931,187,489
931,880,610
932,471,093
930,810,694

Withheld
30,502,377
29,809,256
29,218,774
30,879,172

Hartford Stock HLS Fund
For
1,610,028,552
1,610,983,688
1,609,551,025
1,611,160,059

Withheld
56,157,090
55,201,955
56,634,618
55,025,584

Hartford Index HLS Fund
For
699,838,672
700,497,942
699,179,922
700,397,466

Withheld
30,998,955
30,339,685
31,657,705
30,440,161

Hartford Dividend and Growth HLS Fund
For
1,816,707,354
1,818,051,694
1,814,855,617
1,817,587,984

Withheld
61,165,923
59,821,584
63,017,661
60,285,293

Hartford Global Advisers HLS Fund
For
323,876,763
324,087,203
323,062,171
323,961,146

Withheld
8,904,734
8,694,294
9,719,326
8,820,351

Hartford Advisers HLS Fund

For
5,275,181,796
5,282,257,583
5,272,162,758
5,277,345,726

Withheld
170,585,668
163,509,881
173,604,706
168,421,738

Hartford Bond HLS Fund
For
1,527,456,126
1,527,686,691
1,525,646,112
1,527,472,035

Withheld
60,808,371
60,577,806
62,618,384
60,792,461

Hartford Mortgage Securities HLS Fund
For
385,791,526
385,780,828
384,990,919
385,403,767

Withheld
32,410,997
32,421,696
33,211,605
32,798,756

Hartford Money Market HLS Fund
For
1,919,311,293
1,922,112,400
1,922,280,881
1,922,426,487

Withheld
113,771,154
110,970,046
110,801,566
110,655,960

Hartford Series Fund, Inc.
For
2,215,627,511
2,215,398,663
2,211,807,370
2,214,979,373

Withheld
79,635,078
79,863,926
83,455,219
80,283,217


2. Proposals to Adopt, Eliminate or Revise
Certain Fundamental Investment Policies.

A. Proposal to revise the fundamental
policy regarding the issuing of senior
securities.

Fund
For
Against
Abstain

Hartford Global Communications HLS Fund
14,521,949
314,116
3,108,439

Hartford Global Financial Services HLS Fund
22,572,193
444,774
1,253,163

Hartford Global Health HLS Fund
169,000,995
8,165,382
10,395,950

Hartford Global Technology HLS Fund
200,648,307
7,912,921
15,340,345

Hartford International Small Company HLS Fund
11,019,837
1,190,696
283,608

Hartford Small Company HLS Fund
563,423,829
26,001,873
35,981,021

Hartford MidCap HLS Fund
800,896,492
39,082,654
45,195,128

Hartford International Capital Appreciation HLS Fund
23,641,809
3,024,437
852,934

Hartford Capital Appreciation HLS Fund
2,090,100,004
98,927,013
118,534,168

Hartford Growth HLS Fund
452,538
-
-

Hartford MidCap Value HLS Fund
254,782,335
13,153,883
13,902,905

Hartford Focus HLS Fund
49,991,045
2,017,884
4,446,101

Hartford Global Leaders HLS Fund
482,331,313
22,209,354
31,231,983

Hartford International Opportunities HLS Fund
864,636,940
39,746,509
57,306,418

Hartford Stock HLS Fund
1,512,424,059
66,779,902
86,981,681

Hartford Growth and Income HLS Fund
542,166,022
19,585,955
40,888,955

Hartford Index HLS Fund
651,400,539
36,342,583
43,094,504

Hartford Value HLS Fund
83,979,942
3,017,453
6,510,105

Hartford Dividend and Growth HLS Fund
1,691,516,080
82,232,674
104,124,523

Hartford Global Advisers HLS Fund
305,774,311
10,389,902
16,617,284

Hartford Advisers HLS Fund
4,936,390,893
198,871,917
310,504,654

Hartford High Yield HLS Fund
208,605,022
7,959,722
14,338,216

Hartford Bond HLS Fund
1,409,326,555
73,105,993
105,831,949

Hartford Mortgage Securities HLS Fund
362,492,824
34,049,502
21,660,198

Hartford Money Market HLS Fund
1,753,766,636
133,764,648
145,551,162


B. Proposal to revise the fundamental
policy regarding the borrowing of money.

Fund
For
Against
Abstain

Hartford Global Communications HLS Fund
14,521,949
1,008,596
2,413,959

Hartford Global Financial Services HLS Fund
22,475,819
803,519
990,793

Hartford Global Health HLS Fund
167,406,313
9,923,395
10,232,619

Hartford Global Technology HLS Fund
199,709,857
8,929,790
15,261,925

Hartford International Small Company HLS Fund
10,915,073
1,204,025
375,043

Hartford Small Company HLS Fund
560,377,999
28,360,066
36,668,658

Hartford MidCap HLS Fund
795,113,225
44,364,033
45,697,016

Hartford International Capital Appreciation HLS Fund
23,471,997
3,166,594
880,590

Hartford Capital Appreciation HLS Fund
2,073,721,606
113,628,247
120,211,332

Hartford Growth HLS Fund
452,538
-
-

Hartford MidCap Value HLS Fund
253,343,077
14,485,983
14,010,063

Hartford Focus HLS Fund
48,951,613
2,882,182
4,621,235

Hartford Global Leaders HLS Fund
479,443,442
24,620,229
31,708,979

Hartford International Opportunities HLS Fund
861,491,572
42,169,478
58,028,818

Hartford Stock HLS Fund
1,504,651,408
74,129,507
87,404,728

Hartford Growth and Income HLS Fund
537,181,277
24,645,408
40,814,247

Hartford Index HLS Fund
648,375,757
39,324,980
43,136,890

Hartford Value HLS Fund
83,529,927
3,592,296
6,385,277

Hartford Dividend and Growth HLS Fund
1,678,789,605
92,521,015
106,562,657

Hartford Global Advisers HLS Fund
303,334,591
12,848,275
16,598,632

Hartford Advisers HLS Fund
4,902,988,807
227,287,851
315,490,806

Hartford High Yield HLS Fund
206,690,776
9,901,459
14,310,725

Hartford Bond HLS Fund
1,405,159,782
78,783,684
104,321,031

Hartford Mortgage Securities HLS Fund
359,255,133
38,271,467
20,675,924

Hartford Money Market HLS Fund
1,740,020,933
147,810,824
145,250,690


C. Proposal to revise the fundamental
policy regarding investment concentrations within a particular industry.

Fund
For
Against
Abstain

Hartford International Small Company HLS Fund
11,820,213
412,287
261,641

Hartford Small Company HLS Fund
569,115,168
20,421,459
35,870,096

Hartford MidCap HLS Fund
808,652,540
29,999,581
46,522,153

Hartford International Capital Appreciation HLS Fund
24,230,230
2,436,017
852,934

Hartford Capital Appreciation HLS Fund
2,104,788,338
84,857,602
117,915,245

Hartford Growth HLS Fund
452,538
-
-

Hartford MidCap Value HLS Fund
258,114,184
9,905,847
13,819,092

Hartford Focus HLS Fund
50,002,528
1,992,459
4,460,042

Hartford Global Leaders HLS Fund
487,684,942
17,451,500
30,636,208

Hartford International Opportunities HLS Fund
872,652,671
31,974,989
57,062,207

Hartford Stock HLS Fund
1,528,302,486
52,026,942
85,856,214

Hartford Growth and Income HLS Fund
545,452,215
17,821,935
39,366,782

Hartford Index HLS Fund
656,525,441
29,869,872
44,442,314

Hartford Value HLS Fund
83,652,207
3,475,632
6,379,660

Hartford Dividend and Growth HLS Fund
1,705,147,584
66,864,810
105,860,884

Hartford Global Advisers HLS Fund
306,949,289
8,610,923
17,221,285

Hartford Advisers HLS Fund
4,958,023,406
172,624,163
315,119,894

Hartford High Yield HLS Fund
211,876,478
5,366,488
13,659,993

Hartford Bond HLS Fund
1,424,237,592
64,231,494
99,795,411

Hartford Mortgage Securities HLS Fund
364,073,622
32,332,623
21,796,278

Hartford Money Market HLS Fund
1,760,344,558
126,788,712
145,949,177


D. Proposal concerning the fundamental
policy regarding investments within
certain industries.

Fund
For
Against
Abstain

Hartford Global Communications HLS Fund
14,526,846
1,003,699
2,413,959

Hartford Global Financial Services HLS Fund
23,080,345
394,814
794,972

Hartford Global Health HLS Fund
171,106,506
6,043,652
10,412,169

Hartford Global Technology HLS Fund
202,517,639
6,394,309
14,989,625


E. Proposal to revise the fundamental
policy regarding the making of loans.

Fund
For
Against
Abstain

Hartford Global Communications HLS Fund
15,188,241
342,303
2,413,959

Hartford Global Financial Services HLS Fund
22,749,236
500,624
1,020,270

Hartford Global Health HLS Fund
169,209,597
8,172,501
10,180,228

Hartford Global Technology HLS Fund
198,925,977
9,857,878
15,117,718

Hartford International Small Company HLS Fund
11,368,268
750,830
375,043

Hartford Small Company HLS Fund
563,602,622
24,456,426
37,347,675

Hartford MidCap HLS Fund
801,762,214
37,097,858
46,314,202

Hartford International Capital Appreciation HLS Fund
23,925,079
2,741,168
852,934

Hartford Capital Appreciation HLS Fund
2,085,278,699
102,256,982
120,025,505

Hartford Growth HLS Fund
452,538
-
-

Hartford MidCap Value HLS Fund
256,042,267
11,858,420
13,938,436

Hartford Focus HLS Fund
49,174,735
2,573,654
4,706,641

Hartford Global Leaders HLS Fund
483,212,739
21,274,485
31,285,426

Hartford International Opportunities HLS Fund
866,211,458
38,151,109
57,327,300

Hartford Stock HLS Fund
1,516,165,264
62,666,265
87,354,113

Hartford Growth and Income HLS Fund
540,211,466
22,739,751
39,689,715

Hartford Index HLS Fund
651,656,897
35,273,082
43,907,648

Hartford Value HLS Fund
83,341,706
3,689,891
6,475,903

Hartford Dividend and Growth HLS Fund
1,692,622,048
79,550,667
105,700,562

Hartford Global Advisers HLS Fund
304,606,983
11,309,756
16,864,758

Hartford Advisers HLS Fund
4,925,106,640
207,038,688
313,622,136

Hartford High Yield HLS Fund
208,167,914
8,851,715
13,883,331

Hartford Bond HLS Fund
1,415,689,582
72,462,513
100,112,402

Hartford Mortgage Securities HLS Fund
360,161,298
36,035,010
22,006,215

Hartford Money Market HLS Fund
1,741,122,110
146,176,498
145,783,839


F. Proposal to revise the fundamental
policy regarding the underwriting of
securities.

Fund
For
Against
Abstain

Hartford Global Communications HLS Fund
14,521,949
314,116
3,108,439

Hartford Global Financial Services HLS Fund
22,568,164
681,697
1,020,270

Hartford Global Health HLS Fund
170,050,380
7,015,305
10,496,642

Hartford Global Technology HLS Fund
200,828,454
7,542,829
15,530,291

Hartford International Small Company HLS Fund
11,622,211
496,888
375,043

Hartford Small Company HLS Fund
565,498,104
21,349,847
38,558,773

Hartford MidCap HLS Fund
806,090,183
31,373,880
47,710,211

Hartford International Capital Appreciation HLS Fund
24,133,555
2,532,692
852,934

Hartford Capital Appreciation HLS Fund
2,100,065,726
87,262,877
120,232,582

Hartford Growth HLS Fund
452,538
-
-

Hartford MidCap Value HLS Fund
257,122,839
10,649,150
14,067,134

Hartford Focus HLS Fund
49,468,429
2,374,497
4,612,104

Hartford Global Leaders HLS Fund
484,615,559
20,976,336
30,180,754

Hartford International Opportunities HLS Fund
868,677,291
35,054,333
57,958,242

Hartford Stock HLS Fund
1,522,500,119
56,281,928
87,403,596

Hartford Growth and Income HLS Fund
543,988,261
18,576,967
40,075,704

Hartford Index HLS Fund
654,421,016
32,358,917
44,057,694

Hartford Value HLS Fund
85,105,219
1,818,448
6,583,834

Hartford Dividend and Growth HLS Fund
1,701,218,769
68,506,017
108,148,492

Hartford Global Advisers HLS Fund
306,084,991
9,862,084
16,834,422

Hartford Advisers HLS Fund
4,947,273,501
176,766,718
321,727,245

Hartford High Yield HLS Fund
209,847,975
7,269,440
13,785,544

Hartford Bond HLS Fund
1,422,591,498
65,626,791
100,046,207

Hartford Mortgage Securities HLS Fund
361,913,238
34,748,756
21,540,530

Hartford Money Market HLS Fund
1,755,444,875
135,132,148
142,505,424


G. Proposal to revise the fundamental
policy regarding investments in real
estate and interests therein.

Fund
For
Against
Abstain

Hartford Global Communications HLS Fund
14,526,846
1,003,699
2,413,959

Hartford Global Financial Services HLS Fund
23,039,096
415,834
815,201

Hartford Global Health HLS Fund
169,684,879
7,593,727
10,283,721

Hartford Global Technology HLS Fund
200,775,341
7,206,910
15,919,321

Hartford International Small Company HLS Fund
11,908,834
323,194
262,113

Hartford Small Company HLS Fund
568,820,108
20,050,313
36,536,302

Hartford MidCap HLS Fund
806,110,002
32,924,707
46,139,565

Hartford International Capital Appreciation HLS Fund
24,118,394
2,543,705
857,082

Hartford Capital Appreciation HLS Fund
2,102,551,742
85,332,622
119,676,821

Hartford Growth HLS Fund
452,538
-
-

Hartford MidCap Value HLS Fund
257,613,221
10,840,267
13,385,635

Hartford Focus HLS Fund
49,446,080
2,030,885
4,978,066

Hartford Global Leaders HLS Fund
486,829,406
18,306,976
30,636,268

Hartford International Opportunities HLS Fund
871,796,148
32,748,357
57,145,362

Hartford Stock HLS Fund
1,526,203,163
52,818,061
87,164,418

Hartford Growth and Income HLS Fund
543,989,058
19,064,139
39,587,736

Hartford Index HLS Fund
655,365,428
32,199,054
43,273,145

Hartford Value HLS Fund
83,945,143
2,891,870
6,670,488

Hartford Dividend and Growth HLS Fund
1,702,824,511
68,604,583
106,444,184

Hartford Global Advisers HLS Fund
306,673,906
8,931,258
17,176,333

Hartford Advisers HLS Fund
4,956,039,892
176,929,632
312,797,939

Hartford High Yield HLS Fund
212,109,698
4,866,677
13,926,585

Hartford Bond HLS Fund
1,423,980,882
61,833,389
102,450,226

Hartford Mortgage Securities HLS Fund
364,111,117
33,142,486
20,948,920

Hartford Money Market HLS Fund
1,759,088,936
130,803,139
143,190,372


H. Proposal to revise the fundamental
policy regarding purchases and sales of
commodities and commodities contracts.

Fund
For
Against
Abstain

Hartford Global Communications HLS Fund
14,753,101
1,036,883
2,154,519

Hartford Global Financial Services HLS Fund
22,163,187
1,041,303
1,065,640

Hartford Global Health HLS Fund
168,119,160
8,045,250
11,397,916

Hartford Global Technology HLS Fund
197,987,170
8,784,930
17,129,473

Hartford International Small Company HLS Fund
11,090,317
1,028,782
375,043

Hartford Small Company HLS Fund
562,193,196
26,239,949
36,973,579

Hartford MidCap HLS Fund
796,815,830
39,712,337
48,646,107

Hartford International Capital Appreciation HLS Fund
23,989,647
2,672,453
857,082

Hartford Capital Appreciation HLS Fund
2,080,964,567
105,799,573
120,797,044

Hartford Growth HLS Fund
452,538
-
-

Hartford MidCap Value HLS Fund
254,425,818
13,271,455
14,141,850

Hartford Focus HLS Fund
49,047,033
2,128,478
5,279,519

Hartford Global Leaders HLS Fund
480,723,026
25,086,456
29,963,168

Hartford International Opportunities HLS Fund
864,123,020
39,827,351
57,739,496

Hartford Stock HLS Fund
1,507,022,839
67,901,565
91,261,238

Hartford Growth and Income HLS Fund
538,277,302
24,308,925
40,054,705

Hartford Index HLS Fund
646,838,262
38,445,986
45,553,379

Hartford Value HLS Fund
83,746,777
3,285,050
6,475,673

Hartford Dividend and Growth HLS Fund
1,684,668,760
86,957,948
106,246,569

Hartford Global Advisers HLS Fund
303,503,014
12,100,505
17,177,978

Hartford Advisers HLS Fund
4,916,823,584
214,025,903
314,917,976

Hartford High Yield HLS Fund
207,741,838
8,769,401
14,391,721

Hartford Bond HLS Fund
1,407,096,821
80,909,708
100,257,968

Hartford Mortgage Securities HLS Fund
360,745,552
35,924,466
21,532,505

Hartford Money Market HLS Fund
1,732,349,081
155,622,876
145,110,490


I. Proposal to eliminate the fundamental policy regarding the diversification of investments.

Fund
For
Against
Abstain

Hartford International Small Company HLS Fund
10,833,218
1,399,283
261,641

Hartford Small Company HLS Fund
559,986,374
28,682,248
36,738,102

Hartford MidCap HLS Fund
797,382,176
40,839,461
46,952,637

Hartford International Capital Appreciation HLS Fund
23,889,348
2,772,751
857,082

Hartford Capital Appreciation HLS Fund
2,069,411,622
116,469,705
121,679,858

Hartford Growth HLS Fund
452,538
-
-

Hartford MidCap Value HLS Fund
253,386,580
13,792,128
14,660,415

Hartford Global Leaders HLS Fund
478,125,109
26,692,090
30,955,451

Hartford International Opportunities HLS Fund
862,661,094
41,090,181
57,938,592

Hartford Stock HLS Fund
1,500,787,775
75,871,920
89,525,947

Hartford Growth and Income HLS Fund
537,212,807
23,801,749
41,626,377

Hartford Index HLS Fund
646,573,808
40,074,901
44,188,918

Hartford Value HLS Fund
83,404,365
3,427,665
6,675,470

Hartford Dividend and Growth HLS Fund
1,679,697,376
92,953,610
105,222,291

Hartford Global Advisers HLS Fund
301,876,967
13,370,810
17,533,720

Hartford Advisers HLS Fund
4,887,855,155
237,883,717
320,028,592

Hartford High Yield HLS Fund
207,327,064
9,655,402
13,920,493

Hartford Bond HLS Fund
1,398,189,511
86,333,520
103,741,466

Hartford Mortgage Securities HLS Fund
360,566,489
37,027,582
20,608,452

Hartford Money Market HLS Fund
1,728,370,441
161,131,100
143,580,906


3. Proposal to convert the investment
objectives of certain funds from
fundamental to non-fundamental.

Fund
For
Against
Abstain

Hartford Global Health HLS Fund
166,694,285
9,928,673
10,939,368

Hartford Global Technology HLS Fund
198,152,284
10,455,066
15,294,224

Hartford Small Company HLS Fund
554,675,531
30,973,811
39,757,381

Hartford MidCap HLS Fund
791,064,461
46,210,323
47,899,491

Hartford Capital Appreciation HLS Fund
2,050,417,395
129,376,515
127,767,275

Hartford Global Leaders HLS Fund
478,926,688
26,537,784
30,308,178

Hartford International Opportunities HLS Fund
851,854,188
49,175,680
60,659,998

Hartford Stock HLS Fund
1,491,882,686
81,289,554
93,013,402

Hartford Growth and Income HLS Fund
536,897,249
24,516,402
41,227,281

Hartford Index HLS Fund
644,849,591
38,913,839
47,074,197

Hartford Dividend and Growth HLS Fund
1,660,639,278
100,571,476
116,662,523

Hartford Global Advisers HLS Fund
301,685,373
13,604,169
17,491,955

Hartford Advisers HLS Fund
4,841,453,040
261,501,206
342,813,218

Hartford High Yield HLS Fund
206,907,217
9,546,476
14,449,267

Hartford Bond HLS Fund
1,392,946,026
85,319,925
109,998,545

Hartford Mortgage Securities HLS Fund
357,378,079
39,721,924
21,102,521

Hartford Money Market HLS Fund
1,713,118,982
164,274,437
155,689,028


4. Proposal to reorganize certain
funds from Maryland corporations into
new series of Hartford Series Fund, Inc.

Fund
For
Against
Abstain

Hartford Small Company HLS Fund
566,493,505
20,658,335
38,254,883

Hartford Capital Appreciation HLS Fund
2,104,029,556
79,973,279
123,558,349

Hartford MidCap HLS Fund
808,560,838
30,801,293
45,812,144

Hartford International Opportunities HLS Fund
874,812,009
30,195,770
56,682,088

Hartford Stock HLS Fund
1,523,218,595
52,077,292
90,889,755

Hartford Index HLS Fund
662,946,777
23,111,393
44,779,457

Hartford Dividend and Growth HLS Fund
1,707,213,583
63,490,644
107,169,051

Hartford Global Advisers HLS Fund
306,109,816
9,187,210
17,484,471

Hartford Advisers HLS Fund
4,963,034,753
162,452,872
320,279,838

Hartford Bond HLS Fund
1,430,633,955
56,137,806
101,492,736

Hartford Mortgage Securities HLS Fund
367,674,161
30,403,544
20,124,818

Hartford Money Market HLS Fund
1,770,203,936
120,912,942
141,965,568